EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

I hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-QSB of TechnoConcepts, Inc. (formerly Technology Consulting Partners, Inc.) for the period ending March 31, 2007:

(1) complies with the requirements of Section 13(a) or 15(d) of the Securities     Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material     aspects, the financial condition and results of operations of     TechnoConcepts, Inc.

/s/ Antonio E. Turgeon
Antonio E. Turgeon
Chief Executive Officer

May 21, 2007

/s/ Michael Handelman
Michael Handelman
Chief Financial Officer

May 21, 2007

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to TechnoConcepts, Inc. and will be retained by TechnoConcepts, Inc. and furnished to the Securities and Exchange Commission upon request.